SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than Registrant [  ]

Check the appropriate box:
[x] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            SARATOGA RESOURCES, INC.
                (Name of Registrant as Specified In Its Charter)

                            SARATOGA RESOURCES, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies: N/A

         (2)      Aggregate number of securities to which transaction applies:
                  N/A

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A

         (4)      Proposed maximum aggregate value of transaction: N/A

         (5)      Total fee paid: N/A

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid: N/A

         (2)      Form, Schedule or Registration Statement No.: N/A

         (3)      Filing Party: N/A

         (4)      Date Filed: N/A

                           NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 TO BE HELD SEPTEMBER 14, 1996


To the Shareholders of
        SARATOGA RESOURCES, INC.:


        Notice is hereby given that the 1996 Annual Meeting of Shareholders of Saratoga Resources, Inc. (the "Company") will be held at the Westwood Country Club, 3808 West 35th Street, Austin, Texas 78703, on Saturday, September 14, 1996 at 1:30 p.m. Austin time, and any adjournment thereof, for the following purposes:

                  (1) To elect three directors;

                  (2) To ratify and confirm the May 7, 1996 Agreements (Foreclosure Sale; Compromise and Settlement Agreement and related documents; the "Agreements"), by and among the Company (and its subsidiaries), Internationale Nederlanden (U.S.) Capital Corporation, and PrimeEnergy Corporation;

                  (3) To authorize the proposed amendment of the By-laws providing for the indemnification of the Company's directors, officers, employees and agents to the fullest extent allowed under the laws of the State of Delaware;

                  (4) To approve payment by the Company of all attorneys' fees and expenses relative to the defense of Mr. Thomas F. Cooke and Mr. Randall F. Dryer, as defendants in their individual and representative capacities on behalf of the Company, in that certain lawsuit currently pending in Harris County, Texas: Cause No. 96-24469, JOSEPH T.KAMINSKI
         V. THOMAS F. COOKE, RANDALL F. DRYER, SARATOGA RESOURCES, INC., AND DRYER, LTD., A TEXAS FAMILY PARTNERSHIP, 113th Judicial District Court;

                  (5) To approve and ratify reimbursement by the Company to Mr. Thomas F. Cooke for all travel and living expenses incurred by Mr. Cooke and related to his services as Chairman of the Board of Directors, Chief Executive Officer and Chief Operating Officer of the Company during 1995 and thus far incurred in 1996, and which may hereafter be incurred while serving in any such representative capacity on behalf of the Company, subject to standard procedures for verification of expenses and review and approval by the Board of Directors;

                  (6) To authorize the Board of Directors to evaluate and decide on a business plan going forward, to include any of the following possible alternatives: (i) rebuilding the management team and continuing in the oil and gas business; (ii) entering into a business combination with one or more businesses at the discretion of the Board of Directors; or (iii) any other potential alternative which the Board of Directors may deem to be in the best interest of the Company and its shareholders, including but not limited to (a) the sale of one or more subsidiaries, (b) a divisive reorganization of the Company pursuant to which the Company or a subsidiary would register the issuance and sale of any securities to be issued in such reorganization or (c) the sale and liquidation of all hard assets of the Company and disposition to the shareholders; and to take such proper actions as may be necessary to accomplish same; and

                  (7) To transact such other matters of business as may properly come before the meeting or any adjournment thereof.

         The Board recommends election of the nominees for directors named in the accompanying Proxy Statement, approval of the May 7, 1996 Agreements, the authorization of the proposed amendment to the By-laws, the approval of payment of all attorneys' fees and expenses relative to the defense of Mr. Thomas F. Cooke and Mr. Randall F. Dryer, the approval of reimbursement by the Company to Mr. Thomas F. Cooke for expenses he has incurred and continues to incur while serving in representative capacities on behalf of the Company, and the authorization to proceed with an evaluation and decision on a business plan going forward for the Company.

         Shareholders of record at the close of business on July 19, 1996 are entitled to notice of and to vote at the meeting. All shareholders are cordially invited and urged to attend the meeting. Your vote is important. Regardless of whether you expect to attend the meeting, we request that you sign, date and return the accompanying proxy card in the enclosed self-addressed postage paid envelope and thus ensure that your shares of the Company Common Stock will be represented at the Annual Meeting if you are unable to attend.

        When a proxy is returned properly executed, the shares represented thereby will be voted in accordance with the indicated instructions. However, if no choice has been specified, the shares will be voted in favor of the proposals. You may still attend and vote in person at the meeting if you wish, even though you may have submitted your proxy prior to the meeting. The By-laws of the Company require that the holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote be represented in person or by proxy at the meeting in order to constitute a quorum for the transaction of business. Accordingly, it is important that your shares be represented at the meeting in person or by proxy.

         Your support for the Company is greatly appreciated.

                       By Order of the Board of Directors



                      Thomas F. Cooke, CHAIRMAN OF THE BOARD,
                                       CHIEF EXECUTIVE OFFICER AND
                                       CHIEF OPERATING OFFICER

August    , 1996

                            SARATOGA RESOURCES, INC.
                       2000 DAIRY ASHFORD SOUTH, SUITE 410
                              HOUSTON, TEXAS 77077


                                 PROXY STATEMENT


                       1996 ANNUAL MEETING OF SHAREHOLDERS
                           OF SARATOGA RESOURCES, INC.


                SOLICITATION, EXERCISE AND REVOCATION OF PROXIES

         The accompanying proxy is solicited on behalf of the Board of Directors (the "Board") of Saratoga Resources, Inc. (the "Company"), to be voted at the 1996 Annual Meeting of Shareholders of the Company (the "Annual Meeting"). The Annual Meeting will be held at the time and place and for the purposes set forth in the foregoing Notice. In addition to the original solicitation by mail, certain regular employees of the Company may solicit proxies by telephone or telecopy or in person. The Company does not intend to retain specially engaged employees or solicitors for proxy solicitation purposes. All expenses of this solicitation, including the costs of preparing and mailing this Proxy Statement and the reimbursement of brokerage firms and other nominees for their reasonable expenses in forwarding proxy materials to the beneficial owners of shares, will be borne by the Company. You may vote in person at the Annual Meeting, if you wish, even though you have previously mailed in your proxy. This Proxy Statement and the accompanying proxy are being mailed to shareholders beginning on or about August , 1996.

         All duly executed proxies will be voted in accordance with the instructions thereon. Shareholders who execute proxies, however, retain the right to revoke them at any time before they are voted. The revocation of a proxy will not be effective until written notice thereof has been given to the Secretary of the Company, unless the shareholder granting such proxy votes in person at the Annual Meeting.

                              VOTING OF SECURITIES

         The record date for the determination of shareholders entitled to vote at the Annual Meeting is July 19, 1996. As of such date, the Company had outstanding 6,809,400 shares of Common Stock, $.001 par value per share (the "Common Stock"). The Common Stock is the only class of stock of the Company outstanding and entitled to vote at the Annual Meeting. Each shareholder is entitled to one vote for each share of Common Stock held. All votes on the proposals set forth below will be taken by ballot. For purposes of the votes on all proposals set forth below, the holders of a majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Annual Meeting. The shareholders present at the Annual Meeting may continue to transact business until adjournment, notwithstanding the subsequent withdrawal of enough shareholders to leave less than a quorum or the refusal of any shareholder present in person or by proxy to vote or participate in the Annual Meeting.

                               SECURITY OWNERSHIP

         The following table sets forth certain information regarding the beneficial ownership, as of the close of business on July 19, 1996, of shares of the Common Stock by each person who is known to the Company to be a beneficial owner of 5% or more of the Common Stock, each current director and nominee for director, each executive officer named in the Summary Compensation Table hereinafter set forth, and all current directors and executive officers of the Company as a group. The Common Stock is the only class of voting securities outstanding. Unless otherwise indicated, each person or entity set forth in the table has sole investment and voting power with respect to all shares shown as beneficially owned, subject to community property laws, where applicable. Shares are owned beneficially and of record, unless otherwise specified.

                            SHARES BENEFICIALLY OWNED
                                                            NUMBER       PERCENT
BENEFICIAL OWNER(1)
Joseph T. Kaminski(2) .............................       2,565,371       37.67%
Thomas F. Cooke(3) ................................       2,211,274       32.47%
Dryer Family Limited Partnership(4) ...............         920,737       13.52%
Kevin M. Smith(5) .................................         218,295        3.21%
All executive officers and directors
  as a group (3 persons) ..........................       5,697,382       83.66%

(1)      The address for all executive officers and directors (except for Joseph
         T. Kaminski) is 2000 Dairy Ashford South, Suite 410, Houston, Texas 77077.

(2) Joseph T. Kaminski currently serves as a director of the Company. His address is 531 Hidden Harbor, Houston, Texas 77079. His shareholdings include 100,000 shares purchasable under warrants exercisable within 60 days and expire if not exercised by May 11, 1999.

(3) Thomas F. Cooke currently serves as a Chairman of the Board of Directors of the Company and is a nominee for election to the Board of Directors as further set forth herein. Mr. Cooke also serves as Chief Executive Officer and Chief Operating Officer of the Company. His shareholdings include 100,000 shares purchasable under warrants exercisable within 60 days and expire if not exercised by May 11, 1999.

(4) Dryer Family Limited Partnership is a Texas limited partnership whose General Partner is Randall F. Dryer. Mr. Dryer currently serves as a director of the Company and is a nominee for election to the Board of Directors as further set forth herein. His shareholdings include 50,000 shares purchasable under warrants exercisable within 60 days and expire if not exercised by May 11, 1999.

(5) Kevin M. Smith is a nominee for election to the Board of Directors as further set forth herein. His address is 14003 Cherry Mound, Houston, Texas 77077.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

GENERAL INFORMATION

        Three directors are proposed to be elected at the Annual Meeting. Two of the three proposed directors currently serve as directors of the Company. Each director will serve until the next annual meeting of shareholders or until a successor is elected and has qualified. The Board currently consists of three directors.

        The persons named in the accompanying proxy may act with discretionary authority to vote for a new management nominee should any nominee named in this Proxy Statement become unavailable for election, although management is unaware of circumstances likely to render any nominee unavailable for election. Unless the shareholder has specified otherwise, the persons named in the accompanying proxy will vote such shareholder's shares of Common Stock in favor of the nominees listed below.

BOARD RECOMMENDATION

        The Board believes that the election of the persons listed below as directors of the Company is in the best interest of the Company and its shareholders. The Board therefore recommends a FOR vote for the nominees and it is intended that the proxies not marked to the contrary will be so voted.

        The Certificate of Incorporation of the Company does not permit cumulative voting. A plurality of the votes of the holders of the outstanding shares of Common Stock of the Company represented at a meeting at which a quorum is present may elect directors.

NOMINEES FOR DIRECTOR

        Set forth below is certain information concerning the nominees for election as directors of the Company at the Annual Meeting, including the business experience of each during the past five years, and the age of each nominee on July 19, 1996.

THOMAS F. COOKE, age 47, was one of the co-founders of Saratoga Resources, Inc. in 1990. Mr. Cooke has been a self employed independent oil and gas producer for the last 16 years. Mr. Cooke has served as a director since September of 1993, and as Chairman of the Board and Chief Operating Officer. In April of 1996, Mr. Cooke also assumed the duties of Chief Executive Officer. Mr. Cooke is an Explorer Member of the Texas Independent Producers and Royalty Owners Association and serves as Director and Chairman of the North American Energy Issues Committee. Mr. Cooke is also a principal shareholder of the Company. See also "SECURITY OWNERSHIP".

RANDALL F. DRYER, M.D., age 43, became a member of the Board of Directors and has served continuously as a director for the Company since January of 1994. Dr. Dryer has been in private medical practice, specializing in spinal surgery for over ten years and serves on the Medical Advisory Board of U.S. Medical, Inc. He is actively involved with the Texas Independent Producers and Royalty Owners Association. Dr. Dryer is also a principal shareholder of the Company. See also "SECURITY OWNERSHIP".

KEVIN M. SMITH, age 50, has over 20 years of experience in the oil and gas industry as an exploration geophysicist. Mr. Smith was with Amoco Production Company for 10 years, and in 1984 formed his own geophysical consulting firm. Mr. Smith is a member of the Society of Geophysicists, American Association of Geologists, Houston Geophysical Society, and the Texas Independent Producers and Royalty Owners Association. In July of 1990, he joined the Company as Vice President of Exploration. See also "SECURITY OWNERSHIP".

CERTAIN TRANSACTIONS

        As of December 31, 1994 and September 30, 1994 the Company had an account receivable due from Kaminski 90-1 Joint Venture ("Kaminski 90-1"), of which Joseph T. Kaminski, a director and shareholder of the Company, was the joint venture manager. Kaminski 90-1 is the owner of a portion of the mineral leases in several wells owned and operated by the Company and is billed its share of the operating expenses to these properties. The balance due at December 31, 1994 and September 30, 1994 amounted to $78,000 and $59,917, respectively. At December 31, 1995, the outstanding balance of $107,240 was written off as uncollectible.

LEGAL PROCEEDINGS

         On May 13, 1996, the Company, along with two of its three directors, Thomas F. Cooke ("Cooke") and Randall F. Dryer ("Dryer"), filed a lawsuit (the "Company Lawsuit"), as amended, against the remaining director, Joseph T. Kaminski ("Kaminski") [Cause No. 96-05540, SARATOGA RESOURCES, INC., THOMAS F. COOKE AND RANDALL F. DRYER V. JOSEPH T. KAMINSKI, 261st Judicial District Court, Travis County, Texas]. The Company has filed this lawsuit against Kaminski alleging fraud, breach of fiduciary duty, intentional and negligent misrepresentation, and other claims. This lawsuit involves the assignment of certain seismic data and seismic license agreements by Kaminski to the Company in exchange for the forgiveness of $320,000 in debt owed by the Company to Kaminski, and the issuance of additional Common Stock of the Company to Kaminski. The lawsuit further alleges intentional and negligent misrepresentation of oil and gas reserves by Kaminski while serving as President and Chief Executive Officer of the Company. Actual and exemplary damages are being sought from Kaminski.

        On May 15, 1996, Kaminski filed a lawsuit (the "Kaminski Lawsuit"), as amended, against Cooke, Dryer, Dryer, Ltd. and the Company [Cause No. 96-24469, JOSEPH T. KAMINSKI V. THOMAS F. COOKE, RANDALL F. DRYER, SARATOGA RESOURCES, INC., AND DRYER, LTD., A TEXAS FAMILY PARTNERSHIP, 113th Judicial District Court, Harris County, Texas]. Kaminski has filed this lawsuit individually and derivatively as a shareholder of the Company and has alleged fraud, breach of fiduciary duty, gross negligence, slander, libel per se, and other claims on the part of Cooke and Dryer individually and as directors of the Company. This lawsuit involves further allegations of mismanagement and waste of corporate assets by Cooke and Dryer. Kaminski had requested the Court to remove Cooke and Dryer as directors and to appoint a receiver to conduct the affairs of the Company and preserve the assets of the Company, which request has been denied by the Court. Actual and exemplary damages are being sought from Cooke and Dryer. With respect to an "Agreement" dated effective May 31, 1996 (the "Voting Agreement") which had been circulated by Cooke to certain shareholders of the Company whereby shareholders signing said Voting Agreement were agreeing to remove Kaminski as director of the Company, the Court has declared such Voting Agreement to be void and unenforceable, and has further ordered that all shareholders signing said Voting Agreement be informed of the Court's ruling with respect to same. Additionally, the Court has ordered that the Company may not pay the attorneys' fees for Cooke or Dryer in this or any other lawsuit, unless otherwise provided under Delaware law.

        The Company continues to conduct its affairs in the ordinary course of business pursuant to the terms and provisions of an Agreed Temporary Injunction presented to the Court in the "Kaminski Lawsuit" on May 20, 1996, and a Supplemental Temporary Injunction Order dated July 23, 1996.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

        Pursuant to Section 16(a) of the Exchange Act and Commission Regulations, the Company's directors, executive officers, and shareholders who own more than ten percent of the Company's Common Stock are required from time to time to file reports of stock ownership or changes in ownership with the Commission and to furnish the Company with copies of all such reports they may file. [To be completed.]

BOARD COMMITTEES

        The Board of Directors has not established an Audit Committee, a Nominating Committee or a Compensation Committee. The functions typically associated with such committees are performed by the full board. During the Company's 1995 fiscal year (the year ended December 31, 1995), the Board held six (6) meetings in person or by telephone conference. Each director during the 1995 fiscal year attended no fewer than 75% of the total number of meetings of the Board.

EXECUTIVE COMPENSATION

        The following Summary Compensation Table sets forth all cash compensation paid, distributed or accrued for services, including salary and bonus amounts rendered in all capacities for the Company during the fiscal years ended December 31, 1995 and 1994. All other tables required to be reported have been omitted as there has been no compensation awarded to, earned by or paid to any of the Company's executives in any fiscal year covered by the tables.

                           SUMMARY COMPENSATION TABLE

                                                                                                LONG TERM COMPENSATION
                                                                                                ----------------------
                                                               ANNUAL COMPENSATION               AWARDS    PAYOUTS
                                                               -------------------               ------    -------
                                                                           OTHER
NAME                                                                       ANNUAL    RESTRICTED                        ALL OTHER
AND                                  FISCAL                                COMPEN-   STOCK                    LTIP      COMPEN-
PRINCIPAL                            YEAR                                  SATION    AWARD(S)     OPTIONS/   PAYOUTS    SATION
POSITION                             ENDED       SALARY($)    BONUS($)      ($)        ($)        SARS(#)     ($)         ($)
- --------                             -----       ---------    --------   ---------   -------      --------   ------    -----------
CEO
Kaminski,
Joseph (1)
Dec. 31 (2) ....................       1995       $107,100       None       None       None         None       None       None
Oct. - Dec. 31 .................       1994         30,000       None     $2,100       None         None       None       None
Sept. 30 .......................       1994         39,760       None       None       None         None       None       None

COO
Cooke,
Thomas
Dec. 31 ........................       1995       $106,000       None       None       None         None       None       None
Oct. - Dec. 31 .................       1994         30,000       None       None       None         None       None       None
Sept.30 ........................       1994         39,715       None       None       None         None       None       None

(3)

(1) Mr. Kaminski received no cash, property or stock compensation for the first three months of fiscal 1994 during which time a compensation amount of $2,100 per month was imputed in accordance with generally accepted accounting principles (SAB 2B). His compensation for the remainder of the fiscal year 1994 was $10,000 per month. He received $2,100 in rental income from the Company. He received $68,276 in common stock (34,138 shares) valued at $2.00 per share and the remainder in cash. This table does not include 100,000 stock warrants at an exercisable price of $1.60 per share, exercisable immediately and expiring May 11, 1999. These warrants were granted in connection with the guarantee of the Company's debt to Hunter Petroleum, Inc. and not in connection with his services as an officer.

(2) $52,000 plus interest, in deferred compensation and expenses is claimed by Mr. Kaminski (See "Kaminski Lawsuit" at "Legal Proceedings") .

(3) None of the other executive officers of the Company had aggregate salary and bonus in excess of $100,000 for the fiscal years indicated.

DIRECTOR COMPENSATION

        Directors of the Company currently serve without any compensation for their services, either in the form of monetary compensation, stock or stock options.

INDEPENDENT PUBLIC ACCOUNTANTS

        The Company has not selected and is making no recommendation at this time with respect to an independent public accountant. The Company believes that at such time as the business plan going forward has been decided upon and implemented as further discussed herein it will be in a better position to select an appropriate independent public accountant.

        Hein + Associates LLP, a certified public accounting firm headquartered in Houston, Texas served as the Company's independent public accountant in preparing the Company's Form 10-KSB (Annual Report) filed with the Securities and Exchange Commission for the year ended December 31, 1995. It is anticipated that a representative of Hein + Associates LLP will be present at the Annual Meeting, and that such representative will be available to respond to any appropriate questions.

        By approval of the Board of Directors effective as of June 10, 1996, the Company (i) retained the services of Hein + Associates LLP, 5075 Westheimer, Suite 970, Houston, Texas 77056, as principal accountant and auditor for the purpose of auditing the Company's financial statements and (ii) dismissed Ernst & Young LLP. Previously, Ernst & Young LLP served as the Company's principal accountant and auditor. This change was occasioned after careful consideration by the Company, and as further explained under "Background" hereinbelow. The Company had not at that time obtained an audit for the fiscal year ended December 31, 1995, because, until the establishment of the Disbursement Account (as described below under Proposal 2) by ING and the payment of various amounts owed to third parties by the Company under the Agreements, the Company did not have the funds necessary to pay for a completion of the audit.

        A copy of the "Independent Auditor's Report" (the "Report") dated May 2, 1995, which was prepared by Ernst & Young LLP, was included in the Company's Form 10-KSB for the fiscal period from October 1, 1994 to December 31, 1994. The Report expressed doubt about the Company's ability to continue as a going concern based upon several factors as outlined in the Report: (i) the Company had incurred an operating loss for the transition period October 1 to December 31, 1994 and the year ended September 30, 1994, (ii) the Company had a working capital deficiency for said periods, (iii) the Company projected an operating loss for the twelve months ending December 31, 1995, and (iv) the Company was not in compliance with certain covenants under a Credit Agreement (as defined below) with its principal lender.

        For the prior audited periods and subsequent unaudited periods, the Company is not aware of any material disagreements or reportable events with Ernst & Young LLP regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

        BACKGROUND. As set forth in Proposal 2 below, under the terms and provisions of the Agreements, a majority of the assets of the Saratoga Entities were ultimately acquired by PrimeEnergy on May 7, 1996. As a result, the Company has no, or virtually no, assets other than approximately $1,500,000 out of the $5,500,000 originally deposited by ING into Escrow. This represents a significant change for the Company. Previously, the Company had been actively engaged in the production and development of oil and gas properties. As such, the Company had been able to financially support the retention of Ernst & Young LLP as its principal accountant and auditor. Hein + Associates LLP agreed to perform the audit for substantially lower fees than Ernst & Young LLP. Presently, the Company is in a position which requires it to make efficient use of its reduced financial resources in an attempt to maintain the Company as a viable business entity going forward.

        Accordingly, the Company determined that the cost required to continue to retain the services of such a large public accounting firm as Ernst & Young, LLP as the Company's principal accountant and auditor, giving due consideration to the Company's current financial and business affairs, would not be the most prudent use of Company assets.


          RATIFICATION AND CONFIRMATION OF THE MAY 7, 1996 "AGREEMENTS"
                                  (PROPOSAL 2)


        The Board has unanimously approved the May 7, 1996 "Agreements" and has requested that this matter be submitted to the shareholders for approval and ratification.

        SUMMARY OF AGREEMENTS. On May 7, 1996, the Company entered into an Agreement and related documents (the "Agreements") by and among the Company, Saratoga Resources, Inc., a Texas corporation ("Saratoga-Texas"), Lobo Operating, Inc., a Texas corporation ("LOI"), Lobo Energy, Inc., a Texas corporation ("LEI"), (the Company and Saratoga-Texas, LOI and LEI, its direct or indirect subsidiaries being sometimes collectively referred to herein as the "Saratoga Companies"), Thomas F. Cooke ("Cooke"), Joseph T. Kaminski ("Kaminski"), Randall F. Dryer ("Dryer"), the Saratoga Companies, Cooke, Kaminski and Dryer sometimes referred to herein as the "Saratoga Parties", PrimeEnergy Corporation, a Delaware corporation ("PrimeEnergy"), and Internationale Nederlanden (U.S.) Capital Corporation, a Delaware corporation ("ING").

         The Agreements provided for a Foreclosure Sale of virtually all of the assets (the "Interests") of Saratoga- Texas, LOI and LEI (Saratoga-Texas, LOI and LEI sometimes collectively referred to herein as the "Saratoga Entities") to ING pursuant to ING's rights under that certain Credit Agreement and related documents (collectively the "Credit Agreement") dated March 30, 1995, by and among the Company, Saratoga-Texas, LEI and ING. Upon completion of the Foreclosure Sale on May 7, 1996, at which ING was the highest bidder, ING concurrently sold the Interests to PrimeEnergy for cash consideration of $7,180,000 and additional consideration as provided in that certain Purchase and Sale Agreement dated May 7, 1996, by and between ING and PrimeEnergy.

        Upon receipt of the cash proceeds from the sale of the Interests by ING to PrimeEnergy, ING deposited approximately $5,500,000 with the Trustee under that certain Disbursement Agreement dated May 7, 1996 (the "Disbursement Agreement"), of which approximately $4,000,000 was set aside for the settlement of outstanding vendor debt and other related liabilities of the Saratoga Companies, and $1,500,000 was paid to the Company. Upon the settlement of all such debt and liabilities, the Company anticipates it will have no material debt or liabilities going forward, other than those incurred since May 7, 1996, in the ordinary course of business. As a result, its principal asset consisted of approximately $1,500,000 in cash which is available for the pursuit of new business opportunities or for other proper corporate purposes.

        BACKGROUND. On March 30, 1995, the Company, Saratoga-Texas, LEI and ING entered into a Credit Agreement ("the Credit Agreement") to facilitate the settlement of a lawsuit brought by Peter P. Pickup ("Pickup") against the Company and ING, and fund the acquisition by Saratoga-Texas of the LEI assets previously owned by Pickup. Under the terms of the Credit Agreement, ING established two credit facilities in favor of Saratoga-Texas in the combined maximum principal amount of $19,000,000, subject to the borrowing base limitations set forth therein. All oil and gas properties (the "Properties") owned by the Saratoga Entities were pledged as collateral under the Credit Agreement and all obligations to ING were also guaranteed by the Company and all of its subsidiaries. Funds obtained from these credit facilities were anticipated to be used for the development of the Properties by the Company.

        Subsequent to entering into the Credit Agreement, the Company engaged Internationale Nederlanden (U.S.) Securities Corporation ("ING Securities"), a subsidiary of ING, to assist the Company in a private placement of Company stock. It was anticipated that funds raised from such private placement would enable the Company to meet its financial obligations under the Credit Agreement, develop the Properties and potentially acquire additional properties. The private placement efforts were not successful. Additionally, funds necessary for the development of the Properties were not provided by ING under the Credit Agreement.

        The failure of the private placement efforts combined with the lack of availability of funds necessary for the development of its Properties placed the Company in a severe financial crisis. In an attempt to salvage the maximum value of the Saratoga Companies for the benefit of the other creditors (the "Other Creditors") and the Company and its shareholders, the Saratoga Companies spent several months examining and pursuing various alternatives with respect to (i) the possible refinancing and/or restructuring of the debt of the Saratoga Companies, (ii) the sale of the Saratoga Companies or their underlying assets, and (iii) the prosecution or settlement of certain potential claims against ING and ING Securities.

        Unable to meet its financial obligations under the Credit Agreement, the Company regularly received notices of default from ING during the period from approximately October 1995 to April 1996, whereupon ING threatened to foreclose its perfected first lien security interests in the Properties and Interests. At the same time the Company was receiving notices of default from ING, the Company was attempting to negotiate a transaction with PrimeEnergy involving either a merger of the two entities or a sale of the assets of the Saratoga Entities to PrimeEnergy. The situation with ING complicated the Company's efforts with PrimeEnergy, as it had with other companies with which the Company had been involved in similar negotiations.

        Facing what the Company believed to be an eminent foreclosure action by ING which would restrict the Company's objectives and its ability to consummate negotiations with PrimeEnergy, in April of 1996, the Saratoga Companies filed a lawsuit against ING and ING Securities, the principal relief sought therein being injunctive relief from the threatened foreclosure. Subsequently, the Company and ING entered into discussions in an attempt to reach a final resolution of ING's rights under the Credit Agreement and the Company's asserted claims.

        In reviewing its options, the Company believed that the proceeds from a contested foreclosure by ING would be substantially less than the debt owed ING under the Credit Agreement, and that the Saratoga Companies would have no, or virtually no, assets, the Other Creditors of the Saratoga Companies would not be paid, and the stock of the Company would be worthless. Accordingly, exercising its best business judgment, the Company determined that the best (and in all probability the only) alternative available to the Saratoga Companies to preserve value for the Other Creditors, the Company and its shareholders was to consent, on its own behalf and as sole shareholder (directly or indirectly) of the Saratoga Entities, to the compromise and settlement of the claims against ING and ING Securities, and in connection therewith, the foreclosure by ING with respect to all of the assets of the Saratoga Entities, all in accordance with the terms and provisions of the Agreements.

        Pursuant to the Agreements, Cooke, Kaminski, Dryer and PrimeEnergy entered into a Proxy/Stockholders' Agreement dated May 7, 1996 (the "Proxy Agreement"), whereby Cooke, Kaminski and Dryer (the "Stockholders") granted to PrimeEnergy an irrevocable proxy to vote the shares owned by the Stockholders for the sole purpose of ratifying and confirming the Agreements. PrimeEnergy has filed a Schedule 13D with the Securities and Exchange Commission evidencing the 5,434,732 shares of the Common Stock of the Company bound to said Proxy Agreement. The shares subject to the Proxy Agreement represent approximately 81 percent of the outstanding shares of the Common Stock of the Company.

        Management believes that no material difference in the rights of the shareholders of the Company has occurred as a result of the Agreements.

        As a result of the Agreements, a gain of approximately $12.5 million was realized by the Company. No tax liability was generated, however the Company's net operating loss and other tax attributes were eliminated.

        Audited financial statements reflecting the Company's financial situation at the end of 1995 are included in the Company's Annual Report (Form 10-KSB) for the year ended December 31, 1995, and unaudited pro forma financial statements reflecting the Agreements are included in the Company's Quarterly Report (Form 10-QSB) for the quarter ended June 30, 1996, copies of each of which are being provided to each shareholder of record along with this Proxy Statement.

BOARD RECOMMENDATION

        The Board believes that the May 7, 1996 "Agreements" were in the best interest of the Company and its shareholders. The Board therefore recommends a vote FOR ratification and confirmation of the May 7, 1996 "Agreements" and it is intended that the proxies not marked to the contrary will be so voted.

        The affirmative vote of a majority of the outstanding shares of Common Stock of the Company represented at a meeting at which a quorum is present is required for ratification and approval of the May 7, 1996 "Agreements".

         APPROVAL OF AMENDMENT TO BY-LAWS TO PROVIDE FOR INDEMNIFICATION
                  OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS
                                  (PROPOSAL 3)

        The Board has recommended for approval by the shareholders that the By-Laws of the Company be amended to provide for the indemnification of directors, officers, employees and agents of the Company as is normally afforded to such persons under the laws of the state of its domicile. IN THE EVENT OF APPROVAL, IT IS THE INTENT TO APPLY THE PROVISIONS OF SAID AMENDMENT RETROACTIVELY. HOWEVER, THE PROVISIONS OF THE PROPOSED AMENDMENT, IF APPROVED, SHALL NOT APPLY TO COOKE, KAMINSKI OR DRYER IN THE PRESENT "COMPANY LAWSUIT" OR THE "KAMINSKI LAWSUIT".

        BACKGROUND. The current By-laws of the Company do not contain specific provisions for the indemnification of its directors, officers, employees and agents. Currently, Article X of the By-laws which is entitled "INDEMNIFICATION" refers to a provision in the Certificate of Incorporation of the Corporation which does not address the subject of indemnification. The Board believes that it is in the best interest of the Company and its shareholders that the By-laws be amended to provide for such indemnification so that experienced and capable persons will be willing to serve as officers, directors, employees or agents of the Company, to accept positions of responsibility and make good faith decisions without fear of undue penalty, and being secure with the knowledge that the Company will bear their expenses in resisting unjustified claims.

                           TEXT OF PROPOSED AMENDMENT.
             Set forth below is the text of the proposed Amendment:

                                    ARTICLE X

                                 INDEMNIFICATION

             (i) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgment, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

             (ii) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

             (iii) To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (i) and (ii) hereof, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

             (iv) Any indemnification under subsections (i) and (ii) hereof (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (i) and (ii) hereof. Such determination shall be made (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (3) by the stockholders.

             (v) Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized herein. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

             (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

             (vii) The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such lability under this section.

             (viii) For purposes of this section, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had the power and authority to indemnify its directors, officers, and employees and agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

             (ix) For purposes of this section, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit

                                       11

plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this section.

             (x) The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

             (xi) The Court of Chancery of the State of Delaware is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this section or under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Court of Chancery of the State of Delaware may summarily determine the Corporation's obligation to advance expenses (including attorneys' fees).

BOARD RECOMMENDATION

        The Board believes that the proposed Amendment of Article X of the By-laws of the Company is in the best interest of the Company and its shareholders. The Board therefore recommends a vote FOR approval of the proposed Amendment of Article X of the By-laws and it is intended that the proxies not marked to the contrary will be so voted.

        The affirmative vote of a majority of the outstanding shares of Common Stock of the Company represented at a meeting at which a quorum is present is required for approval of the proposed Amendment of Article X of the Bylaws of the Company. IN THE EVENT OF APPROVAL, IT IS THE INTENT TO APPLY THE PROVISIONS OF SAID AMENDMENT RETROACTIVELY. HOWEVER, THE PROVISIONS OF THE PROPOSED AMENDMENT, IF APPROVED, SHALL NOT APPLY TO COOKE, KAMINSKI OR DRYER IN THE PRESENT "COMPANY LAWSUIT" OR THE "KAMINSKI LAWSUIT".


                      APPROVAL OF PAYMENT OF LEGAL EXPENSES
                          ON BEHALF OF COOKE AND DRYER
                                  (PROPOSAL 4)

         The Board has requested that the following matter be submitted for consideration by the shareholders: that the Company pay all attorney's fees and expenses relative to the defense of Mr. Thomas F. Cooke and Mr. Randall F. Dryer (both of whom currently serve as directors of the Company), as defendants in their individual and representative capacities on behalf of the Company, in that certain lawsuit currently pending in Harris County, Texas under Cause No. 96-24469, JOSEPH T. KAMINSKI V. THOMAS F. COOKE, RANDALL F. DRYER, SARATOGA RESOURCES, INC. AND DRYER, LTD., A TEXAS FAMILY PARTNERSHIP, 113th Judicial District Court. In the event that Cooke and Dryer (or either one of them) are ultimately found to be liable to the Company for any acts alleged in the "Kaminski Lawsuit", the party or parties (Cooke and/or Dryer) found to be liable will be required under Delaware law to reimburse the Company for any such advance payments of attorneys' fees and expenses made by the Company on their behalf.

        BACKGROUND. On May 15, 1996, Kaminski filed a lawsuit (the "Kaminski Lawsuit"), as amended, against Cooke, Dryer, Dryer, Ltd. and the Company [Cause No. 96-24469, JOSEPH T. KAMINSKI V. THOMAS F. COOKE, RANDALL F. DRYER, SARATOGA RESOURCES, INC., AND DRYER, LTD., A TEXAS FAMILY PARTNERSHIP, 113th Judicial District Court, Harris County, Texas]. Kaminski has filed this lawsuit individually and derivatively as a shareholder of the Company and has alleged fraud, breach of fiduciary duty, gross negligence, slander, libel per se, and other claims on the part of Cooke and Dryer individually and as directors of the Company. This lawsuit involves further allegations of mismanagement and waste of corporate assets by Cooke and Dryer. Kaminski had requested the Court to remove Cooke and Dryer as directors and to appoint a receiver to conduct the affairs of the Company and preserve the assets of the Company, which request has been denied by the Court. Actual and exemplary damages are being sought from Cooke and Dryer. With respect to the Voting Agreement which had been circulated by Cooke to certain shareholders of the Company whereby

                                       11

shareholders signing the Voting Agreement were agreeing to remove Kaminski as director of the Company, the Court has declared such Voting Agreement to be void and unenforceable, and has further ordered that all shareholders signing said Voting Agreement be informed of the Court's ruling with respect to same. Additionally, the Court has ordered that the Company may not pay the attorneys' fees for Cooke or Dryer in this or any other lawsuit, unless otherwise provided under Delaware law.

        Cooke and Dryer are being represented in the "Kaminski Lawsuit" by the law firm of Minton, Burton, Foster & Collins, 1100 Guadalupe, Austin, Texas. Currently, attorneys' fees and expenses incurred by Cooke and Dryer in the "Kaminski Lawsuit" total approximately $19,500. Approval of the Proposal will obligate the Company to pay such amounts along with future attorneys' fees and expenses which could be significant.

        Under Delaware law (Section 145 of the Delaware General Corporation
Law), directors, officers, employees and agents of a corporation are entitled to indemnification (see Proposal 3).

BOARD RECOMMENDATION

        The Board has recommended for approval by the shareholders the payment of all attorneys' fees and expenses relative to the defense of Cooke and Dryer in the "Kaminski Lawsuit", and the Board believes that it is in the best interest of the Company and its shareholders in that the Company and its shareholders will benefit if Cooke and Dryer are able to continue to act as directors and manage the Company without the burden of paying such attorneys' fees and expenses. Cooke and Dryer, constituting two out of the three members of the Board of Directors, have a material personal interest in the Proposal and believe that it is in the best interest of the Company and its shareholders. Kaminski, the remaining member of the Board of Directors and plaintiff in the "Kaminski Lawsuit", does not believe that this Proposal is in the best interest of the Company and its shareholders.

        The Board therefore recommends a vote FOR approval of the proposal and it is intended that the proxies not marked to the contrary will be so voted. IN THE EVENT THAT COOKE AND DRYER (OR EITHER ONE OF THEM) ARE ULTIMATELY FOUND TO BE LIABLE TO THE COMPANY FOR ANY ACTS ALLEGED IN THE "KAMINSKI LAWSUIT", THE PARTY OR PARTIES (COOKE AND/OR DRYER) FOUND TO BE LIABLE WILL BE REQUIRED UNDER DELAWARE LAW TO REIMBURSE THE COMPANY FOR ANY SUCH ADVANCE PAYMENTS OF ATTORNEYS' FEES AND EXPENSES MADE BY THE COMPANY ON THEIR BEHALF.

        The affirmative vote of a majority of the outstanding shares of Common Stock of the Company represented at a meeting at which a quorum is present is required for approval of the Proposal.


        APPROVAL OF REIMBURSEMENT OF TRAVEL AND LIVING EXPENSES OF COOKE
                                  (PROPOSAL 5)

        The Board has requested that the following matter be submitted for consideration by the shareholders: that the shareholders ratify and approve the payment and reimbursement of travel and living expenses incurred by Cooke and related to his services as Chairman of the Board of Directors, Chief Executive Officer and Chief Operating Officer of the Company during 1995, and thus far incurred in 1996, and which may hereafter be incurred while serving in any such representative capacity on behalf of the Company, subject to standard procedures for verification of expenses and review and approval by the Board of Directors. Cooke incurred $25,570 in such related expenses during 1995, and thus far in 1996 has incurred $4,522 in such related expenses.

        BACKGROUND. In the past, the Company has maintained a small office in Austin, Texas for use by Cooke on behalf of the Company, Cooke being a resident of Austin. A majority, however, of all business on behalf of the Company has historically been conducted in Houston, Texas where the Company's corporate office is located. Since May of 1994, Cooke has had to increase the amount of time spent in Houston, Texas for business purposes on behalf

                                       12

of the Company. As a result, in 1995 the office lease in Austin was terminated and the Company entered into a lease for a corporate apartment in Houston. Cooke commuted on weekends between Austin and Houston extensively during 1995 and in 1996, and utilized the corporate apartment on weekdays while in Houston until termination of the lease in 1996.

BOARD RECOMMENDATION

        The Board has recommended for approval by the shareholders the ratification and approval of the payment and reimbursement of travel and living expenses incurred by Cooke and related to his services as Chairman of the Board of Directors, Chief Executive Officer and Chief Operating Officer of the Company during 1995, and thus far incurred in 1996, and which may be hereafter incurred while serving in such representative capacity on behalf of the Company, subject to standard procedures of verification of expenses and review and approval by the Board of Directors, and the Board believes that it is in the best interest of the Company and its shareholders in that such travel and living expenses were necessary and incident to Cooke's performance of duties as Chairman, Chief Executive Officer and Chief Operating Officer on behalf of the Company.

        This matter is not a matter which is normally required to be submitted to the shareholders for a vote. Normally expenses incurred by Cooke would be submitted for approval by Kaminski as part of the Company's normal procedure for approval of expenses. The present Board, which consists of Cooke, Dryer and Kaminski, is empowered to approve such expenses as a normal item of business. One of the matters alleged in the "Kaminski Lawsuit" is that Cooke breached his fiduciary duty to the Company by submitting personal expenses of himself and his wife for payment by the Company. Cooke, has a material personal interest in the Proposal. Cooke and Dryer, constituting two out of the three members and a majority of the Board of Directors, believe that the Proposal is in the best interest of the Company and its shareholders in that such travel and living expenses were necessary and incident to Cooke's performance of duties as Chairman, Chief Executive Officer and Chief Operating Officer on behalf of the Company. Kaminski, the remaining member of the Board of Directors and plaintiff in the "Kaminski Lawsuit", does not believe that this Proposal is in the best interest of the Company and its shareholders.

        The Board therefore recommends a vote FOR approval of the proposal and it is intended that the proxies not marked to the contrary will be so voted. IN THE EVENT THE SHAREHOLDERS SHOULD NOT VOTE FOR APPROVAL OF THIS PROPOSAL, COOKE HAS AGREED TO REIMBURSE THE COMPANY FOR ANY PRIOR PAYMENTS MADE TO HIM BY THE COMPANY FOR SUCH EXPENSES.

                  AUTHORIZATION TO PROCEED WITH A BUSINESS PLAN
                                  (PROPOSAL 6)

        The Board has recommended for approval by the shareholders that the Board be authorized to evaluate and decide on a business plan going forward, to include any of the following possible alternatives: (i) rebuilding the management team and continuing in the oil and gas business; (ii) entering into a business combination with one or more businesses at the discretion of the Board of Directors; or (iii) any other potential alternative which the Board of Directors may deem to be in the best interest of the Company and its shareholders, including but not limited to (a) the sale of one or more subsidiaries, (b) a divisive reorganization of the Company pursuant to which the Company or a subsidiary would register the issuance and sale of any securities to be issued in such reorganization or (c) the sale and liquidation of all hard assets of the Company and disposition to the shareholders; and to take such proper actions as may be necessary to accomplish same. It is quite likely that any material transaction will require approval by the shareholders pursuant to Delaware law, and in such event, the Board will call for a Special Meeting of the shareholders to obtain such approval.

        While the Board is not making any specific recommendation at this time for approval by the shareholders, the Board believes that it should have a clear mandate from the shareholders authorizing the Board to exercise its best business judgment in evaluating and deciding on a business plan for the Company going forward. At this time the Board

                                       13

does not know what plan will ultimately be decided upon. However, at such time as the Board has completed its evaluation process and has made a determination on a business plan going forward, it is quite likely that any material transaction will require approval by the shareholders pursuant to Delaware law, and in such event, the Board will call for a Special Meeting of the shareholders to obtain such approval. The Board therefore recommends a vote FOR approval of the Proposal and it is intended that the proxies not marked to the contrary will be so voted.

        The affirmative vote of a majority of the outstanding shares of Common Stock of the Company represented at a meeting at which a quorum is present is required for approval of the Proposal.


                                 OTHER BUSINESS

        Management knows of no business to be brought before the meeting other than the Proposals 1 through 6 set forth herein. If any other proposals properly come before the meeting, it is intended that the shares represented by proxies shall be voted in accordance with the judgment of the person or persons exercising the authority conferred by the proxies.


                              SHAREHOLDER PROPOSALS

        Proposals by shareholders intended to be presented at the 1997 Annual Meeting of Shareholders must be received by the Company on or before March 21, 1997, to be included in the Proxy Statement and proxy for that meeting. The mailing address of the Company for submission of any such proposal is given on the first page of this Proxy Statement.

        IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE, WHETHER OR NOT THEY EXPECT TO ATTEND THE 1996 ANNUAL MEETING IN PERSON.


                                              By Order of the Board of Directors



                                              Keith B. Werner
                                              SECRETARY

                                       14
                            SARATOGA RESOURCES, INC.
                  PROXY FOR ANNUAL MEETING OF SHAREHOLDERS SEPTEMBER 14, 1996

        The undersigned hereby appoints Thomas F. Cooke, Randall F. Dryer and Kevin M. Smith, or any one or more of them, with full power of substitution, the attorneys and proxies of the undersigned to vote the shares of common stock of Saratoga Resources, Inc., a Delaware corporation (the "Company"), held of record by the undersigned at the close of business on July 19, 1996, at the annual meeting of shareholders of the Company to be held at the Westwood Country Club, 3808 West 35th Street, Austin, Texas 78703, on Saturday, September 14, 1996 at 1:30 p.m. Austin time, and at any adjournment thereof , as follows:

GENERAL INSTRUCTIONS: Place a mark in the appropriate marked space(s), print your name, sign and date this proxy where indicated, and return it to the Company promptly.

Proposal:

(1) Election of three directors: Thomas F. Cooke, Randall F. Dryer and Kevin M. Smith

          [_]  FOR (except as withheld below)           [_] WITHHOLD VOTE

SPECIAL INSTRUCTIONS: To withhold authority to vote for any individual nominee, place a mark adjacent to "WITHHOLD VOTE" and write that nominee's name on the following line: ______________________________


(2)     Ratification and confirmation of the May 7, 1996 "Agreements"

          [_]   FOR       [_]  AGAINST        [_]    ABSTAIN

(3)     Approval of the proposed amendment to the By-laws

          [_]   FOR       [_]  AGAINST        [_]    ABSTAIN

(4)     Approval for the payment of legal expenses on behalf of Cooke and Dryer

          [_]   FOR       [_]  AGAINST        [_]    ABSTAIN

(5)     Approval for reimbursement of travel and living expenses of Cooke

          [_]   FOR       [_]  AGAINST        [_]    ABSTAIN

(6)     Authorization to proceed with a business plan

          [_]   FOR       [_]  AGAINST        [_]    ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES SET FORTH ABOVE AS DIRECTORS AND FOR EACH OF THE OTHER PROPOSALS.

THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN, AND IN THE ABSENCE OF SUCH INSTRUCTIONS, THE PROXIES SHALL VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE, AND FOR ALL OF THE PROPOSALS SET FORTH ABOVE AND SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

BY:                                         DATED:                        , 1996
    ----------------------------------------       -----------------------
        SIGNATURE OF SHAREHOLDER

- --------------------------------------------
      (PRINT NAME)

                  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                   PLEASE NOTE

        THIS PROXY IS TO BE VOTED AS DIRECTED. IN THE ABSENCE OF SPECIFIC DIRECTION, IT IS INTENDED TO VOTE THE SHARES REPRESENTED BY THE PROXY FOR THE ELECTION OF THOMAS F. COOKE, RANDALL F. DRYER AND KEVIN M. SMITH, AS DIRECTORS AND FOR EACH OF THE OTHER PROPOSALS.

        You are urged to sign, date and return your proxy without delay.

        When signing this proxy, please date it and take care to have the signature conform to the shareholder's name as it appears on the mailing envelope. If shares are registered in the names of two or more persons, each person should sign. Executors, administrators, trustee and guardians should so indicate when signing.

                           PLEASE SEND IN YOUR PROXY.
                           In order that there may be proper
                           representation at the Annual Meeting, each shareholder, whether he or she owns one or more shares, is requested to sign this proxy and return it promptly.

                            SARATOGA RESOURCES, INC.
                       2000 DAIRY ASHFORD SOUTH, SUITE 410
                              HOUSTON, TEXAS 77077